UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 10, 2006
                 Date of Earliest Event Reported: April 10, 2006

                                  NDS Group plc
             (Exact Name of Registrant as Specified in its Charter)


      England and Wales               0-30364                    None
(State or other jurisdiction        (Commission             I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


    One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ,
                                 United Kingdom
          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: +44 208 476 8000




[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02.        Item 5.02 Departure of Directors or Principal Officers;
                  Election of Directors; Appointment of Principal Officers

         On April 10, 2006, Raffi Kesten was appointed Chief Operating Officer of NDS Group plc ("the Company"). Mr. Kesten joined the Company in 1996 as Vice President and General Manager of NDS Technologies Israel Limited ("NDS Israel"), an indirect subsidiary of the Company and subsequently assumed responsibilities for the Company's smart card procurement and production. Mr. Kesten has also been responsible for commercial relationships with several of the Company's major customers. Prior to joining the Company, Mr. Kesten held senior operating positions at various companies in Israel, including Indigo, Intel and Tadiran.

         Mr. Kesten, who is 52 years old, will remain an employee of NDS Israel. The terms of Mr. Kesten's employment will continue to be pursuant to the terms of a letter agreement between NDS Israel and Mr. Kesten, dated as of October 20, 2002, as amended by a letter agreement between the Company and Mr. Kesten, dated as of June 22, 2004 (collectively the "Letter Agreements"). Mr. Kesten's annual salary was increased to $400,000, effective as of April 1, 2006. Under the Letter Agreements, Mr. Kesten is entitled to a company car, 26 days paid vacation per year and the customary social benefits provided in Israel. The notice period for termination, other than for good cause, is specified as one year. Mr. Kesten is eligible to participate in the Company's employee stock options plans and to receive discretionary bonus payments.





Item 9.01.        Financial Statement and Exhibits.
(c) Exhibits

10.1 Letter Agreement dated October 20, 2002 between Raffi Kesten and NDS Technologies Israel Limited
10.2 Letter Agreement dated June 22, 2004 between Raffi Kesten and NDS Group plc


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 10, 2006                     NDS Group plc


                                   By:   /s/ Alexander Gersh
                                         -----------------------------------

                                         Alexander Gersh
                                         Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number  Description                                                         Page
------  -----------                                                         ----
10.1    Letter Agreement dated October 20, 2002 between Raffi Kesten and
        NDS Technologies Israel Limited                                      E-1

10.2    Letter Agreement dated June 22, 2004 between Raffi Kesten and
        NDS Group plc                                                       E-12


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                                    Page E-1